Exhibit 32.1
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                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     This certification is being filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification is included solely for the purpose of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not to be used for any other purpose. In connection with the accompanying Quarterly Report on Form 10-QSB of Rub A Dub Soap, Inc. for the quarter ended November 30, 2004, I, Lisa
R. Powell, hereby certify in my capacity as an officer of Rub A Dub Soap, Inc. that to my knowledge:

     1. The Quarterly Report on Form 10-QSB of Rub A Dub Soap, Inc. for the quarter ended November 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Quarterly Report on Form 10-QSB of Rub A Dub Soap, Inc. for the quarter ended November 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Rub A Dub Soap, Inc.



Date:  January 19, 2005                     /s/ Lisa R. Powell
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                                    Lisa R. Powell,  President, Secretary,
                                    Treasurer  and  Director (Principal
                                    Executive, Financial and Accounting Officer)